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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 28, 2006

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-16337                76-0476605
  (State or other jurisdiction      (Commission File        (I.R.S. Employer
of incorporation or organization)       Number)            Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (713) 652-0582


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         On November 28, 2006, Oil States International, Inc. (the "Company") issued a press release announcing that its Board of Directors has approved capital expenditures to expand its accommodations operations in the oil sands region of northern Alberta, Canada. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

Exhibit
Number          Description of Document
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 99.1           Press Release dated November 28, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 2006


                                              OIL STATES INTERNATIONAL, INC.


                                              By:    /s/ Bradley J. Dodson
                                                     ---------------------------
                                              Name:  Bradley J. Dodson
                                              Title: Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer

                                INDEX TO EXHIBITS

Exhibit
Number          Description of Document
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 99.1           Press Release dated November 28, 2006